Exhibit 99.43

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-J

KEY PERFORMANCE FACTORS
June 30, 2000



Expected B Maturity 09/15/2009


Blended Coupon 7.0937%


Excess Protection Level
3 Month Average   5.18%
June, 2000   4.80%
May, 2000   5.55%
April, 2000   5.19%


Cash Yield18.75%


Investor Charge Offs 4.56%


Base Rate 9.39%


Over 30 Day Delinquency 4.60%


Seller's Interest12.05%


Total Payment Rate14.03%


Total Principal Balance$54,839,173,315.51


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$6,607,972,797.02